May 21, 2020
Ryman Hospitality Properties, Inc.
One Gaylord Drive
Nashville, Tennessee 37214

VIA EMAIL

Stratus Block 21, L.L.C.
212 Lavaca Street
Suite 300
Austin, Texas 78701
Attn: William H. Armstrong, III

Re:    Agreement of Sale and Purchase (the “PSA”) dated December 9, 2019 between
Stratus Block 21, L.L.C., as “Seller” (herein so called), and Ryman Hospitality Properties, Inc. (“RHPI”), as purchaser, regarding Block 21 Austin, Texas; and Membership Interest Purchase Agreement dated December 9, 2019, between Stratus Block 21 Investments, L.P. (“Equity Seller”), as seller, and RHPI, as purchaser, with respect to Block 21 Service Company LLC (collectively, with the PSA, the “Contracts”)

Gentlemen:

RHPI is not prepared to proceed with the transactions contemplated by the Contracts. By copy, the Title Company (as defined in the PSA) is authorized to release the Earnest Money (as defined in the PSA) to Seller, and Seller is authorized to receive the Earnest Money, in full and final settlement and satisfaction of all claims by Seller and Equity Seller, and liabilities of Purchaser, under and pursuant to the Contracts (other than the Post Termination Obligations (as defined in the PSA)), if any, and as the sole and exclusive remedy of Seller and Equity Seller under and pursuant to the Contracts in connection with RHPI’s failure to proceed to closing under the Contracts, other than the Post Termination Obligations, if any. Accordingly, Seller, Equity Seller, and RHPI agree that the PSA and the MIPA are hereby terminated. Upon the disbursement of Earnest Money to Seller, the Title Company is hereby released from any further obligations and/or liabilities by virtue of having acted as escrow agent and closing agent under the PSA.

Very truly yours,

RYMAN HOSPITALITY PROPERTIES, INC.

By: /s/ Scott Lynn
Name: Scott Lynn
Title: EVP and General Counsel

AGREED AND ACCEPTED TO BY:

STRATUS BLOCK 21, L.L.C.,
a Delaware limited liability company

By:	STRATUS BLOCK 21 MANAGER, L.L.C.,
a Texas limited liability company,
its Manager

By: /s/ Erin D. Pickens

Name:	Erin D. Pickens

Title:	Senior Vice President

STRATUS BLOCK 21 INVESTMENTS, L.P.,
a Texas limited partnership

By:	STRATUS BLOCK 21 INVESTMENTS GP, L.L.C.,
a Texas limited liability company,
its General Partner

By: /s/ Erin D. Pickens

Name:	Erin D. Pickens

Title:	Senior Vice President

cc:    Kenneth Jones (via email)
Amy Fisher (via email)